SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2008

                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)

              Delaware                                            0-23901                                 13-3979226
              --------                                            ------                                  ----------
(State or other jurisdiction of incorporation)              (Commission File Number)            (IRS Employer Identification No.)

                        191 Post Road, Westport, CT 06880
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               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (203) 221-2690

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Forward-Looking Statements

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, our limited operating history, history of losses, need to raise additional capital, and the high risk nature of our business, as well as other risks described in our most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.

Item 1.01. Entry into a Material Definitive Agreement.

On January 9, 2008, GSV, Inc. (the "Company") and 116 Newark Avenue Corporation ("116 Newark") entered into an agreement, dated as of January 3, 2008 (the "Agreement"), to amend and restate the terms of a promissory note in the principal amount of $356,249.04 (the "Original Note"). Pursuant to the Agreement, the Company will pay all accrued and unpaid interest on the Original Note through the date of the Agreement, and the Original Note has been amended and restated in a substitute note with a maturity date of December 20, 2009 (the "Substitute Note"). The Company will pay the Substitute Note's outstanding principal balance of $356,249.04 in 24 consecutive monthly installments (each, a "Monthly Installment") of $14,843.71, each payable on or before the 20th day of the month (each a "Monthly Installment Date"), beginning in January 2008. The Substitute Note will not accrue interest, except that if any Monthly Installment is not received by 116 Newark within ten days of its applicable Monthly Installment Date (the "Trigger Date") then (i) interest at the rate of 7% per annum shall be deemed to have begun to accrue from the date of the Agreement on the then unpaid principal balance of the Substitute Note, and shall continue to accrue until all principal and accrued interest on the Substitute Note is paid in full; and (ii) all interest that is accrued and unpaid as of the Trigger Date shall be immediately due and payable on the Trigger Date; and (iii) with each Monthly Installment following the Trigger Date, the Company will pay all then accrued and unpaid interest on the unpaid principal balance of the Substitute Note through the relevant Monthly Installment Date. Payment and performance under the Substitute Note has been guaranteed by Polystick U.S. Corporation ("Polystick") and secured by a pledge agreement between Polystick and 116 Newark pursuant to which Polystick has pledged 356,249 shares of the Company's Series B Preferred Stock to 116 Newark.

On January 7, 2008, the Company entered into a consulting agreement with Sagi Matza, a director of the Company. Under the consulting agreement, Mr. Matza will provide consulting and advisory services to the Company on a nonexclusive basis in exchange for a fee of $8,000 per month.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.     Description
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10.1            Form of Agreement dated as of January 3, 2008, by and between
                GSV, Inc. and 116 Newark Avenue Corporation.
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10.2            Form of Promissory Note issued to 116 Newark Avenue Corporation dated January 3, 2008.
10.3            Form of Guarantor's  Consent by Polystick U.S. Corporation in
                favor of 116 Newark Avenue Corporation.
10.4            Form of Consulting  Agreement dated January 7, 2008, by and between GSV and Sagi Matza.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GSV, INC.
                                        (Registrant)

Dated:  January 11, 2008                By:    /s/ Gilad Gat
                                               -------------
                                               Gilad Gat
                                               Chief Executive Officer
                                               (Principal Executive Officer)